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                                                                  EXHIBIT 10.21

                                    EXHIBIT E

                               REGISTRATION RIGHTS


This Exhibit sets forth the registration rights which apply to holders of Company Common Stock who receive Freedom Securities Common Stock upon the consummation of the transactions contemplated by the Agreement or upon exercise of Freedom Options after the Closing Date and prior to the effectiveness of the S-8 Registration Statement referred to in Section 6.9 of the Agreement. Terms not otherwise defined in this Exhibit shall have the meanings ascribed to them in the Agreement.

        SECTION 1. REGISTRATION RIGHTS. On or before the 120th day following the closing date of the IPO, Freedom Securities shall file a registration statement on Form S-1 (the "Registration Statement") with the SEC covering all of the (a) shares of Freedom Securities Common Stock issued in connection with the Merger (other than those shares of Freedom Securities held pursuant to the Escrow Agreement) and (b) any shares of Freedom Securities Common Stock which holders of Company Common Stock have received pursuant to the exercise of Freedom Options after the Closing Date and prior to the effectiveness of the S-8 Registration Statement referred to in Section 6.9 of the Agreement (all such shares being referred to herein as the "Covered Stock"). Freedom Securities agrees to include in the Registration Statement all information which holders of Covered Stock shall reasonably request. Freedom Securities shall pay all expenses incurred in connection with the Registration Statement pursuant to this
Section 1, including, without limitation, registration and filing fees, all fees and expenses of complying with state securities or blue sky laws, listing fees, duplicating and printing expenses (including the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to brokers, dealers and purchasers of the Covered Stock), fees and expenses of its counsel and counsel to the holders of the Covered Stock, fees and expenses of the independent accountants to Freedom Securities and all other expenses incident to the preparation, printing and filing of the Registration Statement under this Section 1 and all supplements and amendments thereto.

        SECTION 2. REGISTRATION PROCEDURES. (a) In connection with the filing of the Registration Statement, Freedom Securities shall promptly:

                (i) prepare and file the Registration Statement with the SEC on or before the 120th day following the closing date of the IPO and thereafter use its best efforts to cause the Registration Statement to become effective on or before the 181st date after the closing date of the IPO and remain effective for a period of 365 days after the Closing Date; PROVIDED, HOWEVER, that before filing the Registration Statement or any amendments thereto, Freedom Securities shall furnish to counsel selected by the holders of Covered Stock, copies of all such documents proposed to be filed, which documents will be subject to the review by and approval of such counsel;




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                (ii)    prepare and file with the SEC such amendments and
        supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement until the expiration of (i) 365 days after the Closing Date or (ii) until the distribution of the Covered Stock is complete, whichever shall be first to occur;

                (iii) furnish to each holder of Covered Stock such number of copies of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the Securities Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of the Covered Stock owned by such holder;

                (iv) use its best efforts to cause all Covered Stock to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the holder or holders thereof to consummate the disposition of such Covered Stock;

                (v) furnish to the holders of Covered Stock a signed counterpart, addressed to such holders of an opinion of counsel for Freedom Securities, dated the effective date of the Registration Statement reasonably satisfactory in form and substance to counsel to such holders covering substantially the same matters with respect to the Registration Statement as are customarily covered in opinions of issuer's counsel delivered to underwriters in firm commitment underwritings of securities;

                (vi) notify the holders of Covered Stock promptly and confirm such advice in writing promptly thereafter:

                                (A)     when the Registration Statement, the
                prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

                                (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

                                (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any person for that purpose; and



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                                (D)     of the receipt by Freedom Securities of
                any notification with respect to the suspension of the qualification of any Covered Stock for sale under the securities laws of any jurisdiction or the initiation or threat of any proceedings for such purpose;

                (vii) notify each holder of Covered Stock at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon Freedom Securities' discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Covered Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                (viii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                (ix) make available for inspection by a representative of the holders of Covered Stock and any attorney retained by such holders (each, a "Representative"), all financial and other records, pertinent corporate documents and properties of Freedom Securities (the "Records"), and cause Freedom Securities' officers, directors and employees to supply all information reasonably requested by any such Representative in connection with such registration; provided, however, that Freedom Securities shall not be required to comply with this subsection (x) if there is a reasonable likelihood, in the judgment of Freedom Securities, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided further that Records which Freedom Securities determines, in good faith, to be confidential and which it notifies the Representatives are confidential shall not be disclosed by the Representatives (other than to any holder of Covered Stock) unless (A) such Records have become generally available to the public or (B) the disclosure of such Records may be necessary or appropriate (1) to comply with any law, rule, regulation or order applicable to any such Representatives or holder of Covered Stock,
        (2) in response to any subpoena or other legal process or (3) in connection with any litigation to which such Representatives or any holder of Covered Stock is a party (provided that Freedom Securities is provided with reasonable notice of such proposed disclosure and a reasonable opportunity to seek a protective order or other appropriate remedy with respect to such Records); and

                (x) use its best efforts to list all Covered Stock on any securities exchange on which Freedom Securities Common Stock is then listed.




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Freedom Securities may require each holder of Covered Stock to furnish Freedom
Securities with such information regarding such holder and the distribution of such Covered Stock as Freedom Securities may from time to time reasonably request in writing for purposes of preparing the Registration Statement and amendments and supplements thereto.

        (b) Subject to Section 3, below, each holder agrees by acquisition of Covered Stock that, upon receipt of any notice from Freedom Securities of the occurrence of any event of the kind described in Section 2(a)(vii), such holder will forthwith discontinue such holder's disposition of Covered Stock pursuant to the Registration Statement until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(a)(vii).

        (c) If the Registration Statement refers to any holder of Covered Stock by name or otherwise as the holder of any securities of Freedom Securities, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

        SECTION 3. SUSPENSION OF SALES UNDER REGISTRATION STATEMENT. On not more than one occasion, and only upon notice to the holders of Covered Stock, Freedom Securities shall be entitled to suspend the ability of such holders to sell Covered Stock pursuant to the Registration Statement (a "Suspension") if the Board of Directors of Freedom Securities determines in its good faith judgment based on the advice of outside legal counsel that such suspension is necessary because shares cannot be sold under the Registration Statement without amending the Registration Statement or preparing a supplement to the prospectus to reflect the occurrence of any event of the kind described in Section 2(a)(vii); PROVIDED, HOWEVER, that, at such time as the Board of Directors of Freedom Securities determines, in its good faith judgment based upon the advice of outside legal counsel, that a Suspension is no longer necessary, Freedom Securities shall promptly so notify the holders of Covered Stock and permit the sale of shares of Covered Stock pursuant to the Registration Statement. The Board of Directors shall use its best efforts to minimize the length of time during which a Suspension is imposed pursuant to this Section 3.

        SECTION 4. EXERCISE OF REGISTRATION RIGHTS BY THOMAS H. LEE EQUITY FUND III, L.P., THOMAS H. LEE FOREIGN FUND III, L.P. AND THL-CCI LIMITED PARTNERSHIP. Upon notice to holders of Covered Stock, Freedom Securities shall be entitled to terminate the effectiveness of the Registration Statement no more than 20 days prior to the anticipated effectiveness of a registration statement filed by the Company on behalf of Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P. and THL-CCI Limited Partnership (the "Lee Holders") pursuant to that certain Stockholders Agreement dated as of November 30, 1996 (the "Lee Registration Statement"); provided, however, that upon the request of any holder with respect to shares of Covered Stock which have not been sold pursuant to the Registration Statement, such shares of Covered Stock shall be included in the Lee Registration Statement. Holders of Covered Stock which is included in the Lee Registration Statement shall enter into an underwriting


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agreement with the managing underwriter of the Freedom Securities Common Stock included in the Lee Registration Statement upon substantially the same terms as the Lee Holders.

        SECTION 5. INDEMNIFICATION. (a) Freedom Securities agrees to indemnify and hold harmless each holder of Covered Stock against any losses, claims, damages or liabilities, joint or several, to which any such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which Covered Stock was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Freedom Securities will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that Freedom Securities shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information finished to Freedom Securities by or on behalf of such holder specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder and shall survive the transfer of Covered Stock by such holder.

        (b) Each holder of Covered Stock shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5) Freedom Securities, each director of Freedom Securities, each officer of Freedom Securities and each other person, if any, who controls Freedom Securities within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Freedom Securities by or on behalf of such holder specifically for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Freedom Securities or any such director, officer or controlling person and shall survive the transfer of such securities by such holder. The amount payable by any holder of Covered Stock with respect to the indemnification set forth in this subsection (b) in connection with any offering of securities will not exceed the amount of net proceeds received by such holder pursuant to such offering.




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        (c)     Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

        (d) If for any reason the foregoing indemnification is unavailable or insufficient to hold any indemnified party harmless, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received or receivable by the indemnifying party, on the one hand, and such indemnified party, on the other hand, but also the relative fault of the indemnifying party and any indemnified party, as well as any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the indemnifying party under this Section 5 shall be in addition to any liability which the indemnifying party may otherwise have at law or equity.

Freedom Securities and the holders agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and subdivision (c) of this Section 5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.




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Notwithstanding the provisions of this subdivision (d), a holder of Covered
Stock shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such holder from the sale of Covered Stock exceeds the amount of any damages that such holder has by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        SECTION 6. ASSIGNABILITY. The rights and obligations of each holder of Covered Stock hereunder may be assigned by it to any person to whom such holder transfers any shares of Covered Stock.





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